SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               February 2, 1998
                -----------------------------------------------
                      (Date of earliest event reported)


                            BankAmerica Corporation
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             (Exact name of registrant as specified in its charter)


 Delaware                               1-7377                  94-1681731
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                     File Number)        Identification Number)


Bank of America Center
555 California Street
San Francisco, California                       94104
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(Address of principal executive offices)      (Zip Code)


                                 (415) 622-3530
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             (Registrant's telephone number, including area code)

ITEM 5.  Other Events.
         ------------

              Attached hereto as Exhibit 99 is a copy of BankAmerica Corpora-tion's press release dated February 2, 1998 titled "BankAmerica Board Extends Stock Repurchase Program; Increases Common Stock Dividend."


ITEM 7.  Financial Statements, Pro Forma
         -------------------------------
         Financial Information and Exhibits.
         ----------------------------------

    (c)  Exhibits


Exhibit Number     Description
--------------     -----------

      99 BankAmerica Corporation press release dated February 2, 1998 titled "BankAmerica Board Extends Stock Repurchase Program; Increases Common Stock Dividend."


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            BANKAMERICA CORPORATION
                            -----------------------
                                  (Registrant)


Date:  February 2, 1998


                              By:  /s/ JOHN J. HIGGINS
                                   -------------------
                                       John J. Higgins
                                       Executive Vice President
                                       and Chief Accounting Officer